UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 21, 2016 (the “Closing Date”), AMC Entertainment Holdings, Inc. (“AMC”), completed its previously announced acquisition (the “Acquisition”) of Carmike Cinemas, Inc. (“Carmike”) through the merger of Congress Merger Subsidiary, Inc., a wholly-owned indirect subsidiary of AMC (“Merger Subsidiary”), with and into Carmike, pursuant to the terms of the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated July 24, 2016, among AMC, Merger Subsidiary, and Carmike. As a result of the merger, AMC indirectly owns 100% of the voting securities of Carmike, and Carmike, as the surviving corporation, is a wholly-owned, indirect subsidiary of AMC.

Pursuant to the terms of the Merger Agreement, at the effective time of the merger, each share of Carmike common stock, par value $0.03 per share, issued and outstanding immediately prior to the effective time (other than Carmike shares owned by AMC, Merger Subsidiary or Carmike or held by stockholders that have properly demanded appraisal for such shares in accordance with Delaware law) was converted into the right to receive either (i) $33.06 per share in cash, without interest (the “Cash Consideration”) or (ii) 1.0819 shares of AMC Class A common stock (the “Stock Consideration” and together with the Cash Consideration, the “Per Share Merger Consideration”), as elected pursuant to and as provided in the Merger Agreement (the “Election”), subject to proration so that 70% of the total shares held by all Carmike stockholders are converted into cash and 30% of the total shares held by all Carmike stockholders are converted into shares of AMC Class A common stock.

At the effective time of the merger, each Carmike stock option, share of restricted stock, restricted stock unit and performance share, became 100% vested, and was cancelled and converted into the right to receive the Per Share Merger Consideration pursuant to the election and proration procedures described above or, in the case of stock options that were not exercised, the excess, if any, of the cash amount of the Per Share Merger Consideration over the exercise price of such stock option, less any applicable withholding taxes. Performance shares were paid based on actual results for each performance period completed prior to closing or at target for all incomplete periods.

The final results of the Election (taking into account registered holders of Carmike common stock, holders of Carmike common stock acquired pursuant to Carmike’s Employee Stock Purchase Plan and/or held in a Carmike managed brokerage account and holders of Carmike equity awards) are as follows:

•              Holders of approximately 91.1% of outstanding shares of Carmike common stock, or 23,006,194 shares of Carmike common stock, elected to receive the Stock Consideration;

•              Holders of approximately 4.9% of outstanding shares of Carmike common stock, or 1,230,343 shares of Carmike common stock, elected to receive the Cash Consideration; and

•              Holders of approximately 4.0% of shares of Carmike common stock, or 996,848 shares of Carmike common stock, made no election.

The total number of shares of Carmike common stock and Carmike equity awards that elected to receive the Stock Consideration exceeded 30% of the total shares held by all Carmike stockholders and equity award holders; therefore shares of Carmike common stock and equity awards for which a stock election was made will be prorated pursuant to the terms of the Merger Agreement. As a result of proration, Carmike stockholders and equity award holders that elected to receive the Stock Consideration will receive the Stock Consideration with respect to approximately 32.9% of those shares or equity awards so elected and will receive the Cash Consideration with respect to the remaining 67.1% of those shares or equity awards so elected. Carmike stockholders and equity award holders electing to receive the Cash Consideration and Carmike stockholders and equity award holders that that did not make a valid election will receive the Cash Consideration in exchange for all of their shares of Carmike common stock and equity awards. No fractional shares of AMC Class A common stock are being issued, and cash is being paid in lieu thereof based on a value of $32.0668 per share of AMC Class A common stock.

AMC will issue a total of 8,189,808 shares of AMC class A common stock for the Stock Consideration and pay an aggregate of $584,290,784 for the Cash Consideration (including cash in lieu of fractional shares).  The cash will be funded from a combination of cash on hand, funds obtained from AMC’s financing (previously disclosed on a Form 8-K filed on November 8, 2016, which disclosure is incorporated herein by reference) and a $350 million bridge loan agreement, among AMC, the lenders party thereto, Citicorp North America, Inc., as administrative agent, and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Barclays Bank PLC, Credit Suisse Securities (USA) LLC, and HSBC Securities (USA), Inc., as joint lead arrangers and joint bookrunners.  The joint lead arrangers or their affiliates from time to time have provided in the past and may provide in the future investment banking, commercial lending, and financial advisory services to AMC and its affiliates in the ordinary course of business.

Trading in Carmike Common Stock on the Nasdaq Global Market was halted prior to the open of trading on December 21, 2016.

The foregoing description of the Merger Agreement and the Acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to AMC’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 25, 2016, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*

Amended and Restated Agreement and Plan of Merger dated as of July 24, 2016, by and among AMC Entertainment Holdings, Inc., Congress Merger Subsidiary, Inc., and Carmike Cinemas, Inc. (incorporated by reference to Exhibit 2.1 of AMC Entertainment Holdings, Inc.’s Form 8-K, filed on July 25, 2016).

*Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule and/or exhibit upon request.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “prospect,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Similarly, statements made herein and elsewhere regarding the acquisitions of Carmike and Odeon & UCI Cinemas Holdings, Ltd (“Odeon” and collectively, the “acquisitions”) are also forward-looking statements, including management’s statements about effect of the acquisitions on AMC’s future business, operations and financial performance and AMC’s ability to successfully integrate the acquisitions into its operations. These forward-looking statements are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the impact of the terms of the regulatory approval of the Carmike acquisition; financing the acquisitions,  AMC’s ability to realize expected benefits and synergies from the acquisitions; AMC’s effective implementation, and customer acceptance, of its marketing strategies; disruption from the acquisitions making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the acquisitions on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisitions; unknown liabilities; litigation and/or regulatory actions related to the acquisitions; AMC’s significant indebtedness, including the indebtedness incurred to acquire Odeon and Carmike; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; operating a business in markets AMC has limited experience with; the United Kingdom’s exit from the European Union and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and Forms 10-Q filed August 1, 2016 and November 9, 2016, and the risks identified in the Form 8-K filed October 24, 2016, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: December 21, 2016	By:	/s/ Craig R. Ramsey
Craig R. Ramsey
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1*

Amended and Restated Agreement and Plan of Merger dated as of July 24, 2016, by and among AMC Entertainment Holdings, Inc., Congress Merger Subsidiary, Inc., and Carmike Cinemas, Inc. (incorporated by reference to Exhibit 2.1 of AMC Entertainment Holdings, Inc.’s Form 8-K, filed on July 25, 2016).

*Certain schedules and exhibits to this agreement had been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Registrant agrees to furnish supplementally to the SEC a copy of any omitted schedule and/or exhibit upon request.